===============================================================================
THE STRONG INTERNATIONAL
STOCK FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1998


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong International Stock Fund II...................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................5
     Statement of Operations..................................................6
     Statements of Changes in Net Assets......................................6
     Notes to Financial Statements............................................7

FINANCIAL HIGHLIGHTS..........................................................8



                                 [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 8279H98

======================================
THE STRONG INTERNATIONAL STOCK FUND II
======================================

THE PORTFOLIO HAS BEEN REDIRECTED WITH A FOCUS ON WESTERN EUROPE, WHICH WE BELIEVE OFFERS THE BEST GROWTH PROSPECTS IN THE NEXT COUPLE OF YEARS...

The Strong International Stock Fund II invests in non-U.S. stocks that we believe will outperform their peers for the least amount of risk. We seek to maximize risk-adjusted after-tax return for the Fund's shareholders, while keeping turnover to a minimum.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98
[PIE CHART]

Stocks                      99.6%
Short-Term Investments       0.4%
=================================

During a period marked by volatility in Asian markets, the Fund finished the six-month period ended June 30, 1998 with a return of 6.82%.(1)

=======================================
    FIVE LARGEST HOLDINGS BY COUNTRY
=======================================
              As of 6-30-98

COUNTRY                 % OF NET ASSETS
---------------------------------------
United Kingdom                    22.5%
 .......................................
France                            16.0%
 .......................................
Germany                           11.1%
 .......................................
Italy                              9.7%
 .......................................
Portugal                           7.0%
 .......................................

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.
=======================================

MARKET CONDITIONS
In the first half of 1998, the U.S. market continued its global dominance. However, this did not translate into the best performance in the world. Western Europe finally outgunned the U.S. stock market in 1998 on a U.S.-dollar basis, especially those countries participating in the European Monetary Union (EMU). Among them, those countries whose interest rates were relatively high tended to benefit most from the secular interest rate decline that was concomitant with the advent of the EMU.

The Asian markets continued to suffer in the first half of 1998. Asian countries took a nose dive in the first two weeks of the year, but rebounded strongly until the beginning of April when these markets took a beeline to retest the new lows reached in early January. At the same time, these same countries' currencies mimicked the performance of the respective equity markets--a nose dive, a rebound, and then a nose dive again. Any portfolio with investments in these countries would have suffered great losses and volatility during this period. The Pacific markets of Australia and New Zealand--with their economies intertwined with those of Japan and Korea--were not spared, and predicted economic slowdowns. Recently, it was confirmed that New Zealand was heading into a recession.

South America also suffered. Because investors in general tended to associate this region with the emerging markets, any turbulence in Asia was immediately felt in South America.

A LOOK AT PERFORMANCE IN A ROCKY MARKET
Asia's underperformance took a sizable toll on the Strong International Stock Fund II. Although exposure to this region was significantly lowered during the first months of 1998, our representation there was still large enough to cause the Fund's performance to suffer.

The types of stocks the Fund typically emphasized also struggled in an unfavorable environment. Both the small-capitalization and emerging-market sectors have significantly underperformed larger, established companies for many months.

NEW MANAGEMENT AND DIRECTION FOR THE FUND
On May 19, 1998, I assumed the role of portfolio manager of the Strong International Stock Fund II. In managing the Fund, I'll apply a rigorous investment strategy that emphasizes selective country allocation, and careful stock selection.

The Fund's portfolio has been redirected with a focus on Western Europe, which we believe offers the best growth prospects in the next couple of years as the EMU begins to exert its positive influence on the economies of the participating countries.

OUTLOOK FOR THE NEXT SIX MONTHS
The problems in Asia will take time to rectify. They vary from structural issues in Japan to over-leveraging in Southeast Asia. Hong Kong was living in a

====================================================
            FIVE LARGEST STOCK HOLDINGS
====================================================
                   As of 6-30-98

SECURITY                             % OF NET ASSETS
----------------------------------------------------
Telecel-Comunicacoes Pessoais SA                3.1%
 ....................................................
Lloyds TSB Group PLC                            3.1%
 ....................................................
Banco Santander SA                              3.1%
 ....................................................
Banque Nationale de Paris                       3.0%
 ....................................................
Legal & General Group PLC                       2.9%
 ....................................................

Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
====================================================
property bubble that finally burst. Despite a 40% correction in residential real estate prices, they still rank among the most expensive in the world. The sharp decline in real estate prices led to a slowdown in the economy and a historically high unemployment rate. I believe that the gravity of these problems precludes any attractive risk-adjusted returns from the equity markets of this region in the next 12 months.

South America is unfairly treated as birds of a feather with Southeast Asia. This perception is unlikely to change in the near future. Hence, I don't believe that the South American equity markets will be judged on their own merits in the coming months.

Western Europe performed exceptionally in the first half of 1998. However, no market can ascend forever, and a healthy correction in May was more than welcome and was deemed to be necessary in order for these markets to attempt to scale new heights in the second half of 1998. In fact, some of the peripheral markets such as Spain, Italy, and Portugal have pulled back by 15% on a U.S.-dollar basis from the peak established in April. I expect these markets to retest their all-time highs in the second half of the year. The prospects for Europe have never been brighter. The driving forces are overwhelming and potent. They include but are not limited to strong GDP growth, falling unemployment, rising consumption, welfare reforms, inflation and deficit control, industry consolidation and restructuring, shareholder activism, unwinding of cross shareholdings, stock buyback, privatization and deregulation. The portfolio is now positioned to take advantage of the expected outperformance of the Western European markets in the second half of 1998.

Thank you for your investment in the Strong International Stock Fund II.

[PHOTO OF DAVID LUI]

Sincerely,

/s/ David Lui
David Lui
Portfolio Manager

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-20-95 to 6-30-98
[GRAPH]

                           THE STRONG                        Lipper
                         INTERNATIONAL     MSCI EAFE     International
                         STOCK FUND II      Index*        Funds Index*
            9-95            10,000          10,000          10,000
            12-95           10,261          10,491          10,321
            6-96            11,642          10,965          11,215
            12-96           11,327          11,126          11,810
            6-97            12,307          12,373          13,457
            12-97            9,795          11,324          12,666
            6-98            10,464          13,127          14,668

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indices' performance was prorated for the month of October 1995.

                                               ================================
                                                          AVERAGE ANNUAL
                                                         TOTAL RETURNS(1)
                                               ================================
                                                           As of 6-30-98

                                                        1-YEAR           -14.98%

                                               SINCE INCEPTION            1.69%
                                                 (on 10-20-95)
                                               ================================

--------------------------------------------------------------------------------
* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 98.9%
AUSTRALIA 1.6%
AMP, Ltd. (b)                                            60,000     $  702,286
Tab, Ltd. (b)                                           118,000        173,924
                                                                    ----------
                                                                       876,210
BELGIUM 1.5%
KBC Bancassurance Holding NV                              9,600        857,510

BRAZIL 0.4%
Telecommunicacoes Brasileiras SA Sponsored ADR            1,900        207,456

CANADA 2.1%
Bank of Montreal                                         21,600      1,203,271

EGYPT 0.0%
Suez Cement                                                 105          1,944

FINLAND 1.7%
Merita PLC 'A Shares'                                    46,000        303,088
Tieto Corporation 'B Shares'                              8,640        655,773
                                                                    ----------
                                                                       958,861
FRANCE 16.0%
Alcatel Alsthom                                           5,400      1,096,750
Atos SA (b)                                               1,600        382,775
Axa-UAP (b)                                               7,300        819,008
Banque Nationale de Paris                                20,600      1,678,997
Cap Gemini SA                                             2,500        391,850
Galeries Lafayette                                          300        298,466
Groupe Danone                                             2,700        742,600
Pinault-Printemps-Redoute SA                                765        638,657
Rhodia SA (b)                                            24,000        667,613
Scor                                                      4,700        297,385
Societe Generale (b)                                      6,250      1,296,197
Suez Lyonnaise des Eaux                                   4,200        689,490
                                                                    ----------
                                                                     8,999,788
GERMANY 11.1%
Adidas AG                                                 5,200        904,485
Bayerische Motoren Werke AG                               1,600      1,611,415
Bayerische Motoren Werke AG - New (b)                       133        133,728
Deutsche Bank AG                                          9,100        768,022
Deutsche Lufthansa AG - Registered Shares                24,000        603,285
Mannesmann AG                                            10,000      1,025,939
Metro AG                                                  9,500        572,701
Muenchener Rueckversicherungs-Gesellschaft AG -
  Registered Shares                                       1,300        644,212
                                                                    ----------
                                                                     6,263,787
HONG KONG 0.0%
Peregrine Investment Holdings, Ltd.                     236,000              0

INDIA 0.4%
The Indian Smaller Companies Fund, Ltd. (b)              20,811        166,488
UTI-Mastergrowth 93 Fund (b)                            195,100         47,968
                                                                    ----------
                                                                       214,456
INDONESIA 0.0%
Siloam Gleneagles Health Care PT (Acquired 3/12/97;
  Cost $265,776) (b) (c)                                216,000          9,583

ITALY 9.0%
Banca Fideuram Spa                                      122,000        695,489
Banca Poplare di Brescia                                 30,000        564,879
Istituto Nazionale delle Assicurazioni                  279,000        793,137
La Fondiaria Assicurazioni (b)                          111,000        636,271
La Rinascente Spa                                        58,500        570,515
Mediaset Spa                                             88,000        557,004
Telecom Italia Mobile Spa                               202,000      1,230,147
                                                                    ----------
                                                                     5,047,442
KAZAKHSTAN 0.5%
Firebird Republics Fund (Acquired 8/29/97;
  Cost $243,532) (b) (c)                                  1,280        175,089
Kazakhstan Investment Fund, Ltd. (b)                     26,000        123,500
                                                                    ----------
                                                                       298,589
NETHERLANDS 5.7%
Getronics NV                                             23,100      1,195,570
ING Groep NV                                             11,900        777,610
Vedior NV                                                 9,374        264,426
Vendex International NV                                   9,500        356,530
Verenigd Bezit VNU NV                                    17,000        616,317
                                                                    ----------
                                                                     3,210,453
NORWAY 0.8%
Merkantildata ASA                                        37,000        468,244

PERU 0.2%
Telefonica del Peru SA Sponsored ADR
  (Representing Class B Shares)                           4,700         96,056

PORTUGAL 7.0%
Brisa-Auto Estradas de Portugal SA
  (Acquired 5/21/98; Cost $594,904) (c)                  12,800        546,358
Portugal Telecom SA - Registered Shares                  31,200      1,650,357
Telecel-Comunicacoes Pessoais SA                         10,000      1,772,207
                                                                    ----------
                                                                     3,968,922
ROMANIA 0.4%
The Romanian Investment Fund, Ltd.
  (Acquired 5/08/97; Cost $300,000) (b) (c)                 300        243,750

SPAIN 6.2%
Banco Popular Espanol SA                                  7,000        596,715
Banco Santander SA                                       68,188      1,744,251
Telefonica de Espana SA                                  25,500      1,178,278
                                                                    ----------
                                                                     3,519,244
SWEDEN 4.6%
Hennes & Mauritz AB 'B Shares'                            5,100        324,751
Skandia Forsakrings AB                                   45,800        653,181
Svenska Handelsbanken 'A Shares'                         20,300        939,638
Volvo AB 'B Shares'                                      22,000        653,656
                                                                    ----------
                                                                     2,571,226
SWITZERLAND 6.7%
Adecco SA                                                   700        315,000
Credit Suisse Group - Registered Shares                   2,650        588,405
Mettler-Toledo International, Inc. (b)                   14,000        280,875
Schweizerische Lebensversicherungs und Rentenanstalt        725        612,435
Schweizerische Rueckversicherungs-Gesellschaft
  Registered Shares                                         540      1,362,789
Zurich Versicherungsgesellschaft                            950        605,000
                                                                    ----------
                                                                     3,764,504
THAILAND 0.0%
Ruang Khao Fund Units (b)                               284,300         17,557

UKRAINE 0.4%
Ukrainian Opportunity Fund (Acquired 3/21/97;
  Cost $300,000) (b) (c)                                 29,700        222,750

UNITED KINGDOM 22.5%
Bluebird Toys PLC                                       214,000        408,514
British Aerospace PLC                                   140,000      1,071,344
Cable & Wireless Communications PLC (b)                  79,000        799,472
EMAP PLC                                                 28,800        590,109

-------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
GKN PLC                                                 39,500     $   502,798
Great Universal Stores PLC                              24,000         316,101
Kingfischer PLC                                         65,000       1,045,751
Legal & General Group PLC                              155,000       1,652,570
Lloyds TSB Group PLC                                   125,000       1,753,687
LucasVarity PLC                                        153,000         607,094
National Express Group PLC                              62,000         997,486
Siebe PLC                                               24,700         492,923
Stagecoach Holdings PLC                                 29,000         616,447
Vodafone Group PLC                                      47,000         595,916
Whitbread PLC                                           36,000         585,787
WPP Group PLC                                           93,000         608,957
                                                                   -----------
                                                                    12,644,956
VIETNAM 0.1%
Vietnam Frontier Fund (b)                                8,406          37,827
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $55,700,175)                              55,704,386
------------------------------------------------------------------------------

WARRANTS 0.0%
GERMANY
Metro AG Rights (b)                                      9,500             657
------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                   657
------------------------------------------------------------------------------

PREFERRED STOCKS 0.7%
ITALY
Telecom Italia Spa                                      82,000         398,213
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $326,020)                                 398,213
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.0%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
United States Cayman Eurodollar Call Deposit, 4.50%     $1,000           1,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,000)                               1,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $56,027,195) 99.6%            56,104,256
Other Assets and Liabilities, Net 0.4%                                 229,286
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $56,333,542
==============================================================================


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) Restricted security.

Percentages are stated as a percent of net assets.

See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $56,027,195) $56,104,256 Receivable for Securities and Forward Foreign Currency
    Contracts Sold                                                   742,326
  Dividends and Interest Receivable                                  144,458
                                                                 -----------
  Total Assets                                                    56,991,040

LIABILITIES:
  Payable for Securities Purchased                                   280,000
  Accrued Operating Expenses and Other Liabilities                   377,498
                                                                 -----------
  Total Liabilities                                                  657,498
                                                                 -----------
NET ASSETS                                                       $56,333,542
                                                                 ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $64,021,971
  Accumulated Net Investment Loss                                    (75,935)
  Accumulated Net Realized Loss                                   (7,686,621)
  Net Unrealized Appreciation                                         74,127
                                                                 -----------
  Net Assets                                                     $56,333,542
                                                                 ===========

Capital Shares Outstanding (Unlimited Number Authorized)           5,717,709

NET ASSET VALUE PER SHARE                                              $9.85
                                                                       =====

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME:
  Dividends                                                        $  685,260
  Interest                                                            120,214
                                                                   ----------
  Total Income                                                        805,474

EXPENSES:
  Investment Advisory Fees                                            297,934
  Custodian Fees                                                      165,953
  Shareholder Servicing Costs                                          41,189
  Other                                                                18,887
                                                                   ----------
  Expenses, Net                                                       523,963
                                                                   ----------
NET INVESTMENT INCOME                                                 281,511

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                     (2,999,543)
   Forward Foreign Currency Contracts                                 205,975
   Foreign Currencies                                                  (4,300)
                                                                   ----------
   Net Realized Loss                                               (2,797,868)

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                      6,860,806
   Forward Foreign Currency Contracts                                 (98,437)
   Foreign Currencies                                                  (2,160)
                                                                   ----------
   Net Change in Unrealized Appreciation/Depreciation               6,760,209
                                                                   ----------
NET GAIN                                                            3,962,341
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,243,852
                                                                   ==========


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                               SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 1998    DEC. 31, 1997
                                               ----------------   -------------
                                                  (UNAUDITED)
OPERATIONS:
  Net Investment Income                           $   281,511      $   468,442
  Net Realized Loss                                (2,797,868)      (3,983,154)
  Change in Unrealized Appreciation/Depreciation    6,760,209       (5,890,715)
                                                  -----------      -----------
  Increase (Decrease) in Net Assets Resulting
    from Operations                                 4,243,852       (9,405,427)

DISTRIBUTIONS:
  From Net Investment Income                         (641,003)        (468,442)
  In Excess of Net Investment Income                       --         (835,402)
  From Net Realized Gains                                  --       (1,952,335)
                                                  -----------      -----------
  Total Distributions                                (641,003)      (3,256,179)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                        23,185,115       49,323,565
  Proceeds from Reinvestment of Distributions         641,002        3,256,179
  Payment for Shares Redeemed                     (30,916,277)     (55,248,543)
                                                  -----------      -----------
  Decrease in Net Assets from Capital Share
    Transactions                                   (7,090,160)      (2,668,799)
                                                  -----------      -----------
TOTAL DECREASE IN NET ASSETS                       (3,487,311)     (15,330,405)

NET ASSETS:
  Beginning of Period                              59,820,853       75,151,258
                                                  -----------      -----------
  End of Period                                   $56,333,542      $59,820,853
                                                  ===========      ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                              2,322,755        4,419,239
  Issued in Reinvestment of Distributions              62,874          288,891
  Redeemed                                         (3,084,897)      (4,980,333)
                                                    ---------        ---------
  Decrease in Shares of the Fund                     (699,268)        (272,203)
                                                    =========        =========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1998, approximately 90% of the Fund's shares are owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1998 were $1,704,212 and $1,197,530, respectively, representing 2.1%
       of the net assets of the Fund.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.
       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

   (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.
       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.
   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.
   The amount payable to the Advisor at June 30, 1998 and unaffiliated directors' fees for the six months then ended were $4,138 and $750, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended June 30, 1998 were $97,416,242 and $95,567,017, respectively..

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $56,027,195. Net unrealized appreciation of securities was $77,061, consisting of gross unrealized appreciation and depreciation of $2,907,089 and $2,830,028, respectively. At December 31, 1997, the Fund had a capital loss carryover of $4,786,493, which expires in 2005.





FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                       SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                            --------------------------------------  -----------------------------------------------
                                         Net Realized
                 Net Asset              and Unrealized    Total                  In Excess                           Net Asset
                   Value,       Net          Gains         from      From Net     of Net    From Net                  Value,
                 Beginning  Investment    (Losses) on   Investment  Investment  Investment  Realized      Total       End of
Period Ended     of Period    Income      Investments   Operations    Income      Income      Gains   Distributions   Period
June 30, 1998 (c)  $ 9.32      $0.05         $0.59         $0.64      ($0.11)         --         --      ($0.11)      $ 9.85
Dec. 31, 1997       11.23       0.06         (1.50)        (1.44)      (0.06)     ($0.12)    ($0.29)      (0.47)        9.32
Dec. 31, 1996       10.22       0.03          1.03          1.06       (0.03)      (0.02)        --       (0.05)       11.23
Dec. 31, 1995 (d)   10.00       0.01          0.25          0.26       (0.01)      (0.03)        --       (0.04)       10.22

                                     RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------
                              Net                Ratio of Net
                            Assets,    Ratio of   Investment                Average
                            End of     Expenses     Income     Portfolio  Commission
                   Total  Period (In  to Average  to Average    Turnover     Rate
Period Ended      Return   Millions)  Net Assets  Net Assets      Rate       Paid(b)
June 30, 1998 (c)  +6.8%      $56        1.8%*       0.9%*       170.5%    $0.0008
Dec. 31, 1997     -13.5%       60        1.5%        0.6%        169.2%     0.0014
Dec. 31, 1996     +10.4%       75        1.9%        0.4%        126.0%     0.0100
Dec. 31, 1995 (d)  +2.6%        2        2.0%*       1.0%*        26.9%
  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.
(d) Inception date is October 20, 1995.  Total return and portfolio turnover rate are not annualized.


8